                                                                   EXHIBIT 10.24

                       KNOWLES ELECTRONICS HOLDINGS, INC.
                  LIMITED WAIVER AND FIFTH AMENDMENT TO CREDIT
                                    AGREEMENT

         This LIMITED WAIVER AND FIFTH AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of March 25, 2003 and entered into by and among KNOWLES ELECTRONICS HOLDINGS, INC. (f/k/a Knowles Electronics, Inc.), a Delaware corporation ("PARENT BORROWER"), THE FINANCIAL INSTITUTIONS LISTED ON THE
 SIGNATURE PAGES HEREOF ("LENDERS"), JPMORGAN CHASE BANK (successor to The Chase Manhattan Bank), as agent for Lenders ("ADMINISTRATIVE AGENT"), and, for purposes of Section 3.9 and Section 6 hereof, the Loan Parties (as defined in Section 6 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of June 28, 1999, as amended and restated as of July 21, 1999 (as amended, restated, supplemented or otherwise modified as of the date hereof, the "CREDIT AGREEMENT"), by and among Parent Borrower, Lenders and JPMorgan Chase Bank, as administrative agent for the Lenders. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, Parent Borrower and Lenders desire to amend the Credit Agreement to (i) convert outstanding Tranche A Term Loans to, and fund, Tranche C Term Loans in an aggregate principal amount of $35,000,000, and thus refinance Tranche A Term Loans with Tranche C Term Loans and (ii) to amend the Credit Agreement in certain other respects, all as more specifically set forth below.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION  1. WAIVER

1.1 Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Parent Borrower herein contained, Lenders hereby waive, for the period from January 1, 2003 through the earlier of (x) the Fifth Amendment Effective Date and (y) April 10, 2003 (the "WAIVER PERIOD"), the defaults specified in clauses (ii) through (iv) of Section 4.H hereof; provided, that during the Waiver Period, (A) Parent Borrower shall not submit or transmit a Borrowing Request for a Borrowing of Revolving Loans and (B) Parent Borrower shall not, and shall not permit any Subsidiary to, make or agree to pay or make any payment or other distribution of or in respect of any Indebtedness outstanding under the agreements referred to in Section 4.D(i) and (ii) hereof.

SECTION  2. LIMITATION OF WAIVER

2.1 Without limiting the generality of the provisions of Section 9.02 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the defaults described in Section 1.1 above, and nothing in this Amendment shall be deemed to:

         A. constitute a waiver of compliance by Parent Borrower with respect to
(i) the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

         B. prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Amendment) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

2.2 Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

SECTION  3. AMENDMENTS TO THE CREDIT AGREEMENT

3.1      AMENDMENTS TO ARTICLE I:  DEFINITIONS

         A. Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

         "FIFTH AMENDMENT" means the Limited Waiver and Fifth Amendment to Credit Agreement, dated as of March 25, 2003, among Parent Borrower, the Lenders, Administrative Agent and the other Loan Parties party thereto.

         "FIFTH AMENDMENT EFFECTIVE DATE" has the meaning set forth in the Fifth Amendment.

         "FIXED RATE" means 18.5% per annum.

         "FIXED RATE LOAN" when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Fixed Rate.

         "INTERCREDITOR AGREEMENT" means the Intercreditor Agreement, dated as of March 28, 2003, among the Parent Borrower, the Subsidiaries of the Parent Borrower listed on the signature pages thereto, JPMorgan Chase Bank, as Administrative Agent and collateral agent, and the Tranche C Lender, attached as Annex C to the Fifth Amendment.

         "REVOLVING BORROWING" means a Revolving Loan Borrowing.

         "SUCCESS FEE PRINCIPAL AMOUNT" has the meaning set forth in Section 2.12(e).

         "TERM BORROWING" means a Tranche A Term Loan Borrowing, a Tranche B Term loan Borrowing or a Tranche C Term Loan Borrowing.

         "TRANCHE C COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to fund amounts to either make a Tranche C Term Loan or convert a Tranche A Term Loan to a Tranche C Term Loan, as the case may be, on the Fifth Amendment Effective Date, expressed as an amount representing the maximum principal amount of the Tranche C Term Loan to be held by such Lender hereunder immediately after funding such amounts, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
         Section 9.04. The initial amount of each Lender's Tranche C Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Tranche C Commitment, as applicable. The initial aggregate amount of the Lenders' Tranche C Commitments is $35,000,000.

         "TRANCHE C LENDER" means a Lender with a Tranche C Commitment or an outstanding Tranche C Term Loan.

         "TRANCHE C MATURITY DATE" means June 29, 2007, or if such day is not a Business Day, the next preceding Business Day.

         "TRANCHE C TERM LOAN" means a Loan made (or converted from an outstanding Tranche A Term Loan) pursuant to clause (d) of Section 2.01.

         B. Section 1.01 of the Credit Agreement is hereby further amended by deleting each of the definitions of "Chase", "Class", "Commitment", "Domestic Revolving Commitment", "Interest Payment Date", "Parent Borrower", "Revolving Maturity Date", "Security Documents", "Term Loans", "Tranche A Lender" and "Type" in their entirety and substituting therefor the following:

         "CHASE" means JPMorgan Chase Bank, a New York banking corporation.

         "CLASS", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Domestic Revolving Loans, Multicurrency Revolving Loans, Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Domestic Revolving Commitment, Multicurrency Revolving Commitment, Tranche A Commitment, Tranche B Commitment or Tranche C Commitment.

         "COMMITMENT" means a Domestic Revolving Commitment, Multicurrency Revolving Commitment, Tranche A Commitment, Tranche B Commitment or Tranche C Commitment, or any combination thereof (as the context requires).

         "DOMESTIC REVOLVING COMMITMENT" means, with respect to each Lender, the commitment, if any, of such Lender to make Domestic Revolving Loans and to acquire participations in Domestic Letters of Credit and Domestic Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Domestic Revolving Exposure hereunder, as such commitment may be

         (a) reduced from time to time pursuant to Section 2.08 or 2.20 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The amount of each Lender's Domestic Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Domestic Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Domestic Revolving Commitments was $25,000,000.

         "INTEREST PAYMENT DATE" means, on and after the Fifth Amendment Effective Date, (a) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than one month's duration, each day prior to the last day of such Interest Period that occurs at intervals of one month's duration after the first day of such Interest Period, (b) with respect to any Swingline Loan, the day that such Loan is required to be repaid, and (c) with respect to any ABR Loan (other than a Swingline Loan) and any Tranche C Term Loan, the last day of each calendar month.

         "PARENT BORROWER" means Knowles Electronics Holdings, Inc., a Delaware corporation (formerly known as Knowles Electronics, Inc.).

         "REVOLVING MATURITY DATE" means, subject to extension pursuant to
         Section 2.20, the earlier of (a) June 30, 2006 or if such day is not a Business Day, the next preceding Business Day and (b) the date on which the Tranche B Term Loans are repaid, refinanced or replaced in full.

         "SECURITY DOCUMENTS" means the Security Agreement, the Pledge Agreement, the Mortgages, the Intercreditor Agreement and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.12 or 5.13 to secure any of the Obligations or the Foreign Borrower Obligations.

         "TERM LOANS" means Tranche A Term Loans, Tranche B Term Loans and, after the Fifth Amendment Effective Date, Tranche C Term Loans.

         "TRANCHE A LENDER" means a Lender with a Tranche A Commitment or an outstanding Tranche A Term Loan; provided, however, that on and after the Fifth Amendment Effective Date, each reference to "Tranche A Lender" shall be deemed to be a reference solely to "Tranche C Lender".

         "TYPE", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternative Base Rate, or, with respect to Tranche C Term Loans, the Fixed Rate.

         C. Section 1.01 of the Credit Agreement is hereby further amended by deleting the table contained in the definition of "Applicable Rate" and substituting therefor the following:

                                 ABR        Eurodollar                        Eurodollar
                              Revolving     Revolving       ABR Tranche        Tranche B       Commitment
  Leverage Ratio:              Spread        Spread          B Spread           Spread          Fee Rate
---------------------------------------------------------------------------------------------------------
Category 1                      3.00%         4.00%           4.00%             5.00%            0.50%

Greater than or equal
to 4:50 to 1:00
---------------------------------------------------------------------------------------------------------
Category 2                      2.75%         3.75%           4.00%             5.00%            0.375%

Greater than or equal
to 3.75 to 1.00 and
less than 4.50 to 1.00
---------------------------------------------------------------------------------------------------------
Category 3                      2.50%         3.50%           4.00%             5.00%            0.375%

Greater than or equal
to 3.00 to 1.00 and
less than 3.75 to 1.00
---------------------------------------------------------------------------------------------------------
Category 4                      2.25%         3.25%           4.00%             5.00%            0.375%

Greater than or equal
to 2.25 to 1.00 and
less than 3.00 to 1.00
---------------------------------------------------------------------------------------------------------
Category 5                      2.00%         3.00%           4.00%             5.00%            0.375%

Less than 2.25 to 1.00
---------------------------------------------------------------------------------------------------------

3.2      AMENDMENTS TO ARTICLE II:  THE CREDITS

         A. Section 2.01 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (b) thereof and substituting therefor "," and (ii) adding at the end of clause (c) thereof the following:

         "and (d) to fund an amount for the making of, or for the conversion from Tranche A Term Loans to (as the case may be in accordance with the immediately following sentence), Tranche C Term Loans on the Fifth Amendment Effective Date equal to its Tranche C Commitment. Notwithstanding anything to the contrary herein, immediately upon the funding of such amounts as described in Section 5.11 on the Fifth Amendment Effective Date, (x) all Tranche A Term Loans outstanding immediately prior to such funding shall be continued as and converted to, and shall thereafter be deemed to be, Tranche C Term Loans (in an aggregate principal amount equal to the aggregate principal amount of all outstanding Tranche A Term Loans) hereunder, and shall be subject to the terms and provisions of the Tranche C Term Loans (and not the Tranche A Term Loans) set forth in this Agreement, and (y) each Tranche C Lender shall be deemed to have made additional Tranche C Term Loans in the aggregate amount of all amounts funded by such Tranche C Lender on such date less the aggregate principal amount of all Tranche A Term Loans converted pursuant to clause (x), so that the aggregate principal amount of Tranche C Term Loans on the Fifth Amendment Effective Date after giving effect to clauses (x) and (y) shall be $35,000,000. Interest shall begin to accrue on the Tranche C Term Loans as of the

         Fifth Amendment Effective Date. It is the intent of the parties hereto that this conversion of the Tranche A Term Loans and continuation of the Tranche A Term Loans as Tranche C Term Loans not constitute a novation of the obligations and liabilities of the parties under the Credit Agreement or be deemed to be evidence or constitute repayment of all or any portion of such obligations and liabilities. On the Fifth Amendment Effective Date, concurrently with the conversion referred to in this Section 2.01, the Tranche C Lender, without executing an Assignment and Acceptance Agreement, shall be deemed to have automatically purchased assignments from each Tranche A Lender of all such Tranche A Lenders' rights and obligations under this Agreement (including all outstanding Tranche A Term Loans of such Tranche A Lenders) and the other Loan Documents with respect to the Tranche A Loans (collectively, except as set forth below, the "ASSIGNED RIGHTS AND OBLIGATIONS"), and each Tranche A Lender shall be deemed to have automatically assigned and sold such Tranche A Loans to the Tranche C Lender. Each such purchase hereunder shall be at par for a purchase price equal to the principal amount of the purchased Tranche A Term Loans plus accrued and unpaid interest thereon and shall be without recourse, representation or warranty, except that each Tranche A Lender shall be deemed to represent and warrant to the Tranche C Lender that the Assigned Rights and Obligations of such Tranche A Lender are not subject to any Liens created by that Lender. Upon such deemed assignment, the Tranche A Lenders, in such capacity as Tranche A Lenders, shall no longer be deemed to be parties to this Agreement. On the Fifth Amendment Effective Date, Administrative Agent shall distribute the amounts funded in accordance with Section 2.01(d) to the Tranche A Lenders entitled to receive payments, pro rata in proportion to the amount each such Lender is entitled to receive."

         B. Section 2.02(b) of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

         "Notwithstanding the foregoing, each Tranche C Term Loan shall be a Fixed Rate Loan."

         C. Section 2.03(b) of the Credit Agreement is hereby amended by deleting the words "in the case of an ABR Borrowing" therefrom and substituting therefor the following:

         "in the case of an ABR Borrowing or a Tranche C Term Loan Borrowing".

         D. Section 2.03 of the Credit Agreement is hereby further amended by deleting clauses (i) and (iv) from the third sentence thereof and substituting therefor the following:

         "(i)     whether the requested Borrowing is to be a Domestic Revolving
         Borrowing, Tranche A Term Loan Borrowing, Tranche B Term Loan Borrowing or Tranche C Term Loan Borrowing;"

         "(iv)    in the case of any Borrowing other than a Tranche C Term Loan
         Borrowing, whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing".

         E. Section 2.07(a) of the Credit Agreement is hereby amended inserting the following immediately after the first sentence thereof:

         "All Additional Tranche B Principal (as defined in Section 2.12(e)) shall constitute ABR Loans."

         F. Section 2.07(a) of the Credit Agreement is hereby further amended by deleting the concluding sentence therefrom and substituting therefor the following:

         "This Section shall not apply to Swingline Borrowings or to Tranche C Term Loan Borrowings, which may not be converted or continued."

         G. Section 2.08(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

         "(a) Unless previously terminated, (i) the Tranche A Commitments and Tranche B Commitments shall terminate at 5:00 p.m., New York City time, on the Effective Date, (ii) the Tranche C Commitments shall terminate at 5:00 p.m., New York City time, on the Fifth Amendment Effective Date and (iii) the Revolving Commitments shall terminate on the Revolving Maturity Date."

         H. Section 2.10(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

         "(b) Subject to adjustment pursuant to paragraph (d) of this Section, the Parent Borrower shall repay Tranche B Term Borrowings on each date in the table set forth below (or if such date is not a Business Day, the next preceding Business Day) in the aggregate principal amount set forth opposite such date. For the avoidance of doubt, the aggregate principal amount of Tranche B Term Loans outstanding on March 20, 2003 is $144,998,148.15.

Date                                                   Amount
----                                                   ------
---------------------------------------------------------------
September 30, 2000                                  $  375,000
---------------------------------------------------------------
December 31, 2000                                      375,000
---------------------------------------------------------------
March 31, 2001                                         375,000
---------------------------------------------------------------
June 30, 2001                                          375,000
---------------------------------------------------------------
September 30, 2001                                     375,000
---------------------------------------------------------------
December 31, 2001                                      375,000
---------------------------------------------------------------
March 31, 2002                                         375,000
---------------------------------------------------------------
June 30, 2002                                          375,000
---------------------------------------------------------------
September 30, 2002                                     375,000
---------------------------------------------------------------
December 31, 2002                                   371,790.12
---------------------------------------------------------------

March 31, 2003                                         371,790.12
------------------------------------------------------------------
June 30, 2003                                          743,580.25
------------------------------------------------------------------
September 30, 2003                                     743,580.25
------------------------------------------------------------------
December 31, 2003                                      743,580.25
------------------------------------------------------------------
March 31, 2004                                         743,580.25
------------------------------------------------------------------
June 30, 2004                                          743,580.25
------------------------------------------------------------------
September 30, 2004                                     743,580.25
------------------------------------------------------------------
December 31, 2004                                      743,580.25
------------------------------------------------------------------
March 31, 2005                                         743,580.25
------------------------------------------------------------------
June 30, 2005                                          743,580.25
------------------------------------------------------------------
September 30, 2005                                     743,580.25
------------------------------------------------------------------
December 31, 2005                                      743,580.25
------------------------------------------------------------------
March 31, 2006                                         743,580.25
------------------------------------------------------------------
June 30, 2006                                          743,580.25
------------------------------------------------------------------
September 30, 2006                                  33,739,953.70
------------------------------------------------------------------
December 31, 2006                                   33,739,953.70
------------------------------------------------------------------
March 31, 2007                                      33,739,953.70
------------------------------------------------------------------
June 29, 2007                                       33,739,953.70
------------------------------------------------------------------

         I. Section 2.10(c) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

         "(c) To the extent not previously paid, (i) all Tranche A Term Loans shall be due and payable on the Tranche A Maturity Date, (ii) all Tranche B Term Loans shall be due and payable on the Tranche B Maturity Date and (iii) all Tranche C Term Loans shall be due and payable on the Tranche C Maturity Date."

         J. Section 2.10(e) of the Credit Agreement is hereby amended by adding the following at the end of the last sentence thereof:

         "(it being understood that the application of proceeds of the Tranche C Term Loans pursuant to Section 5.11 and Section 2.01(d) shall not be considered a repayment of Term Borrowings)".

         K. Section 2.11(e) of the Credit Agreement is hereby amended by deleting the second sentence therefrom in its entirety and substituting therefor the following:

                  "In the event of any optional or mandatory prepayment of Term Borrowings made after the Fifth Amendment Effective Date pursuant to
         Section 2.11 at a time when Tranche B Term Loans and Tranche C Term Loans remain outstanding, the aggregate amount of such prepayment shall be applied first to the prepayment of Tranche B Term Loans to the full extent thereof and second to the prepayment of Tranche C Term Loans to the full extent thereof, provided that any Tranche B Lender may elect, by notice to the Administrative Agent by telephone (confirmed by telecopy) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Tranche B Term Loans pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Loans but was so declined shall, subject to Section 2.11(h), be applied to the prepayment of Tranche B Term Loans of those Tranche B Lenders that have not declined their portion of such prepayment prorata based on the aggregate principal amount of outstanding Tranche B Term Loans of each such Tranche B Lender. To the extent that all Tranche B Lenders elect to decline prepayment of the Tranche B Term Loans, the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Loans but was so declined shall, subject to Section 2.11(h), be applied to the prepayment of Tranche C Term Loans. Any optional or mandatory prepayment of Tranche B Term Loans made pursuant to Section 2.11 shall be applied first to the prepayment of the outstanding portion of the Success Fee Principal Amount and second to the prepayment of the remaining outstanding portion of Tranche B Term Loans. Any conversion of Tranche A Term Borrowings to Tranche C Term Borrowings made with proceeds from the Tranche C Term Loans shall not be considered a prepayment of Tranche A Term Loans pursuant to paragraph (a) of this Section. Notwithstanding the foregoing, nothing in this provision shall be construed to apply to the allocation of payments if the Loans are accelerated pursuant to the terms of this Agreement."

         L. Section 2.11(f) of the Credit Agreement is hereby amended by deleting clause (ii) in its entirety and substituting therefor the following:

         "(ii) in the case of prepayment of any ABR Borrowing or a Tranche C Term Loan, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment or".

         M. Section 2.11 of the Credit Agreement is hereby further amended by adding at the end thereof the following new subparagraph (h):

         "(h) Notwithstanding the foregoing, Parent Borrower shall not have the right or obligation to prepay any Tranche C Term Loan from the Fifth Amendment Effective Date through and including the first anniversary of the Fifth Amendment Effective Date. The aggregate amount of any prepayment pursuant to Section 2.11(a), (c) or (d) that, but for this
         Section 2.11(h), would be applied by Parent Borrower to prepay Tranche C Term Loans, shall be applied instead to prepay Tranche B Term Loans. If any Tranche B Lender elects to decline all or any portion of any such prepayment of its Tranche B Terms Loans in accordance with Section 2.11(e), the aggregate amount of the prepayment that would have been applied to prepay Tranche B Term Loans but was so declined may be applied by Parent Borrower to any other purpose otherwise permitted under this Agreement. If any portion of the Tranche C Term Loans is prepaid pursuant to Section 2.11(a) or pursuant to Section 2.11(c) as a result of a Prepayment Event occurring upon either of the events described in clause (c) of the definition of "Prepayment Event" or any issuance of Equity Securities described in clause (d) of the definition of "Prepayment Event" (i) after the first anniversary of the Fifth Amendment Effective Date and on or prior to the second anniversary of the Fifth Amendment Effective Date, Parent Borrower shall pay to Administrative Agent, for ratable distribution to the Tranche C Lenders, a fee equal to 3% of the Tranche C Term Loans so prepaid,
         (ii) after the second anniversary of the Fifth Amendment Effective Date and on or prior to the third anniversary of the Fifth Amendment Effective Date, Parent Borrower shall pay to Administrative Agent, for ratable distribution to the Tranche C Lenders, a fee equal to 2.5% of the Tranche C Term Loans so prepaid and (iii) after the third anniversary of the Fifth Amendment Effective Date and on or prior to the fourth anniversary of the Fifth Amendment Effective Date, Parent Borrower shall pay to Administrative Agent, for ratable distribution to the Tranche C Lenders, a fee equal to 2% of the Tranche C Term Loans so prepaid."

         N. Section 2.12(a) of the Credit Agreement is hereby amended by adding the following at the end of the first sentence thereof:

         "provided that, no such fee shall be payable in respect of any Tranche C Commitment".

         O. Section 2.12 of the Credit Agreement is hereby further amended by inserting the following new clause (e) at the end thereof:

         "(e) Commencing on March 31, 2004 and ending on the earlier of (x) March 31, 2007 and (y) the payment in full of the Success Fee Principal Amount, the Parent Borrower agrees to pay to the Administrative Agent on March 31 of each year (the "Success Fee Payment Date"), for the account of the Tranche B Lenders, a success fee in an amount equal to 1.50% of $28,000,000 of Tranche B Term Loans outstanding on the Fifth Amendment Effective Date (or of such lower amount to which such principal amount is reduced from time to time in accordance with the terms of this Agreement) (the "Success Fee Principal Amount"), such fee shall be payable to the Tranche B Lenders in accordance with each such Lender's pro rata share of the Tranche B Term Loans outstanding as of the applicable Success Fee Payment Date. The success fee shall be payable pursuant to an increase in the principal amount of Tranche B Term Loans of each Lender ratably in an aggregate amount equal to the amount of such accrued and unpaid success fee (the amount of such increase being "Additional Tranche B Principal" with respect to the Tranche B Term Loans), and upon such increase in principal amount of the Tranche B Term Loans such accrued and unpaid success fee shall cease to be due and payable at such time and such Additional Tranche B Principal shall instead be due and payable at maturity (whether by acceleration or otherwise) of the Tranche B Term Loans; provided, that, on each anniversary of the Fifth Amendment Effective Date, if Consolidated EBITDA for the fiscal year ended immediately prior to such Success Fee Payment Date equals or exceeds the target amount set forth below opposite such fiscal year, Parent Borrower shall pay the corresponding success fee in full in cash on the Success Fee Payment Date:

---------------------------------------------------------------
Fiscal Year Ending December 31,                      Target
------------------------------                       ------
---------------------------------------------------------------
            2003                                   $53,200,000
---------------------------------------------------------------
            2004                                   $57,900,000
---------------------------------------------------------------
            2005                                   $62,700,000
---------------------------------------------------------------
            2006                                   $64,800,000"
---------------------------------------------------------------

         P. Section 2.13(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

         "(a) Subject to Section 2.13(c), (i) the Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate and (ii) the Tranche C Term Loans shall bear interest at the Fixed Rate."

         Q. Section 2.13(c) of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

         "Upon the occurrence and during the continuance of an Event of Default,
         (A) the provisions of the immediately preceding sentence shall not apply with respect to any overdue amounts in respect of the Tranche B Term Loans, the Tranche C Term Loans or the Revolving Loans, (B) the per annum interest rate otherwise applicable to the Tranche B Term Loans and the Revolving Loans shall increase by 2% and the per annum interest rate otherwise applicable to the Tranche C Term Loans shall increase by 3% and (C) the portion of such interest attributable to such increase shall be payable in cash (it being understood that the foregoing shall not affect the terms of payment of interest added to the outstanding principal of the Tranche B Term Loans or the Tranche C Term Loans pursuant to Section 2.12(e) or Section 2.13(d), respectively, prior to the time of any relevant Event of Default)."

         R. Section 2.13(d) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

                  "(d)     Accrued interest on each Loan shall be payable in
         arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the applicable Revolving Commitments, provided that (i) interest accrued pursuant to paragraph
         (c) of this Section 2.13 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment (it being understood that the application of the proceeds of the Tranche C Term Loans pursuant to Section 5.11 and Section 2.01(d) shall not be considered a prepayment or repayment), (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion, and (iv) interest on Tranche C Term Loan Borrowings shall be payable as follows (a) 13.0% per annum in cash and (b) the remainder payable in cash or, at the Parent Borrower's option, in lieu of paying such interest in cash, on the date payment of such interest would otherwise be due, Parent Borrower shall increase the principal amount of Tranche C Term Loans of each Lender ratably in an aggregate amount equal to the amount of such accrued and unpaid interest thereon (the amount of such increase being "Additional Tranche C Principal" with respect to the Tranche C Term Loans), and upon such increase in principal amount of the Tranche C Term Loans such accrued and unpaid interest shall cease to be due and payable at such time and such Additional Tranche C Principal shall instead be due and payable at maturity (whether by acceleration or otherwise) of the Tranche C Term Loans. Commencing on the first anniversary of the Fifth Amendment Effective Date and on each anniversary of the Fifth Amendment Effective Date thereafter, the Tranche C Term Loans shall continue to bear interest at the Fixed Rate but the cash portion of interest payable on Tranche C Term Loan Borrowings pursuant to clause (iv)(a) of this Section 2.13(d) shall increase by 1.0% per annum."

3.3      AMENDMENT TO ARTICLE III:  REPRESENTATIONS AND WARRANTIES

         A. Section 3.04(d) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the following:

         "(d) Since December 31, 2002, nothing has occurred which would have a Material Adverse Effect."

         B. Section 3.10 of the Credit Agreement is hereby amended by deleting each reference to "$2,000,000" contained therein and substituting therefor "$12,000,000".

3.4      AMENDMENT TO ARTICLE IV:  CONDITIONS

         A. Section 4.01 of the Credit Agreement is hereby amended by adding at the end of the first sentence thereof, prior to the ";", the following:

         "(it being understood that this Section 4.01 shall not apply to the obligation of the Tranche C Lenders to make the Tranche C Term Loans)".

         B. Section 4.02 of the Credit Agreement is hereby amended by adding at the end of the first sentence thereof, prior to the ":", the following:

         "(it being understood that this Section 4.02 shall not apply to the obligation of the Tranche C Lenders to make the Tranche C Term Loans)".

3.5      AMENDMENT TO ARTICLE V:  AFFIRMATIVE COVENANTS

         A. Section 5.09 of the Credit Agreement is hereby amended by adding immediately prior to the "." at the end thereof the following new proviso:

         "; provided further, however, that with respect to the initial Tranche C Lender as of the Fifth Amendment Effective Date, the foregoing limitation on the number of visits or inspections in any fiscal year shall be increased to twelve".

         B. Section 5.11 of the Credit Agreement is hereby amended by deleting the first sentence therefrom and substituting therefor the following:

         "The proceeds of the Term Loans (other than Tranche C Term Loans), together with the proceeds of the Equity Financing and the Subordinated Bridge Debt, will be used only for the payment of (a) amounts payable under the Recapitalization Agreement as consideration for the Recapitalization and (b) fees and expenses payable in connection with the Transactions. The proceeds of the Tranche C Term Loans will be used only for the conversion of the Tranche A Term Loans on the Fifth Amendment Effective Date as set forth in Section 2.01 and the payment of fees and expenses payable in connection therewith; provided, that in the event the total proceeds of the Tranche C Term Loans exceed those required for such conversion and payment of such fees and expenses, Parent Borrower may use such excess proceeds for general corporate purposes."

3.6      AMENDMENT TO ARTICLE VI:  NEGATIVE COVENANTS

         A. Section 6.12 of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and substituting therefor the following:

--------------------------------------------------------------------------------
Fifth Amendment Effective Date -               This Section 6.12 shall not apply
June 29, 2003                                        during this period
--------------------------------------------------------------------------------
June 30, 2003 - September 29,                             1.25:1.00
2003
--------------------------------------------------------------------------------
September 30, 2003 - December                             1.30:1.00
30, 2003
--------------------------------------------------------------------------------
December 31, 2003-December 30,                            1.35:1.00
2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2004
--------------------------------------------------------------------------------
December 31, 2004 - December                              1.45:1.00
30, 2005
--------------------------------------------------------------------------------
December 31, 2005 - December                              1.55:1.00
30, 2006
--------------------------------------------------------------------------------
December 31, 2006 and thereafter                          1.65:1.00
--------------------------------------------------------------------------------

         B. Section 6.13 of the Credit Agreement is hereby amended by deleting the row of the table contained therein containing the reference to "March 31, 2003" and each subsequent row in their entirety and substituting therefor the following:

--------------------------------------------------------------------------------
Fifth Amendment Effective Date -               This Section 6.13 shall not apply
June 29, 2003                                          during this period
--------------------------------------------------------------------------------
June 30, 2003 - September 29,                              6.95:1.00
2003
--------------------------------------------------------------------------------
September 30, 2003-December 30,                            6.75:1.00
2003
--------------------------------------------------------------------------------
December 31, 2003 - December                               6.50:1.00
30, 2004
--------------------------------------------------------------------------------
December 31, 2004 - December                               6.00:1.00
30, 2005
--------------------------------------------------------------------------------
December 31, 2005 - December                               5.50:1.00
30, 2006
--------------------------------------------------------------------------------
December 31, 2006 and thereafter                           5.00:1.00
--------------------------------------------------------------------------------

3.7      AMENDMENT TO ARTICLE VIII:  THE ADMINISTRATIVE AGENT

         A. Article VIII of the Credit Agreement is hereby amended by adding at the end of the first sentence thereof, prior to the ".", the following:

         "including, without limitation, the execution and delivery of the Intercreditor Agreement"

3.8      MODIFICATION AND SUBSTITUTION OF SCHEDULE

         A. Schedule 2.01 of the Credit Agreement is hereby amended by deleting the column labeled "Domestic Revolving Loan Commitment" from said Schedule 2.01 in its entirety and substituting in place thereof columns in the form of Annex A to this Amendment.

         B. Section 1 of Schedule 6.01 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in place thereof a new
Section 1 of Schedule 6.01 in the form of Annex B to this Amendment.

3.9      AMENDMENTS TO SECURITY DOCUMENTS

         A. Section 6.02 of the Security Agreement, Section 7 of the Pledge Agreement and Section 2.08 of each Mortgage are each hereby amended by inserting the following new sentence at the end thereof:

         "Notwithstanding the foregoing, on and after the Fifth Amendment Effective Date, the application of proceeds of any collection or sale of Collateral shall be governed by the Intercreditor Agreement until such agreement is terminated in accordance with its terms."

SECTION 4.        CONDITIONS TO EFFECTIVENESS

         Section 3 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIFTH AMENDMENT EFFECTIVE DATE"); provided that the Fifth Amendment Effective Date shall occur on or prior to April 10, 2003:

         A. On or before the Fifth Amendment Effective Date, Parent Borrower shall deliver to Tranche C Lender and to the Administrative Agent the following, each, unless otherwise noted, dated the Fifth Amendment Effective Date:

         1. Certified copies of its organizational documents, together with a good standing certificate from the appropriate official of its jurisdiction of organization, each dated a recent date prior to the Fifth Amendment Effective Date;

         2. Copies of its Bylaws, certified as of the Fifth Amendment Effective Date by its corporate secretary or an assistant secretary;

         3. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Fifth Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

         4. Signature and incumbency certificates of its officers executing this Amendment; and

         5. Counterparts of this Amendment executed by the parties referred to in Section 7.E hereof.

         B. All reasonable costs, fees and expenses due and owing to the Tranche C Lender, as agreed to by Parent Borrower in writing, and all other amounts due and owing to the Administrative Agent or the Lenders under the Credit Agreement shall have been paid in full to the extent invoiced to the Parent Borrower prior to the Fifth Amendment Effective Date.

         C. Administrative Agent, the Lenders party to the Amended Agreement (as hereinafter defined) and their respective counsel shall have received one or more favorable written opinions of Rooks Pitts, counsel for Parent Borrower and the other Loan Parties signatory hereto, in form and substance reasonably satisfactory to Administrative Agent, the Tranche C Lenders and their respective counsel, dated as of the Fifth Amendment Effective Date and with respect to the existence and good standing of the Loan Parties signatory hereto and due authorization and execution of the Amendment by the Loan Parties signatory hereto.

         D. Administrative Agent, the Lenders party to the Amended Agreement (as hereinafter defined) and their respective counsel shall have received one or more favorable written opinions of Cleary, Gottlieb, Steen & Hamilton, counsel for Parent Borrower and the other Loan Parties, in form and substance reasonably satisfactory to Administrative Agent, the Tranche C Lenders and their respective counsel, dated as of the Fifth Amendment Effective Date, with respect to enforceability of this Amendment and no conflict between the Amended Agreement (as hereinafter defined) and each of (i) the Indenture dated as of October 1, 1999, among the Parent Borrower, the Subsidiaries of Parent Borrower party thereto and The Bank of New York, as trustee, and (ii) the Note Purchase Agreement dated as of August 28, 2002, among Parent Borrower the Subsidiaries of Parent Borrower party thereto and Key Acquisition, LLC).

         E. The Tranche C Lenders shall have received a fully executed or conformed copy of each of the Loan Documents and all amendments thereto, and each Loan Document shall be in full force and effect and no provision thereof shall have been modified or waived in any respect (except by this Amendment and by such other amendments delivered by Parent Borrower hereunder), and the Tranche C Lenders shall have received a certificate of a duly authorized officer of Parent Borrower to such effect.

         F. All governmental and third party consents, approvals or withholding of objections or necessary to implement the transactions contemplated by this Amendment and to establish the Tranche C Term Loan facility, shall have been obtained and be in full force and effect, and the Tranche C Lenders shall have received any available evidence thereof reasonably satisfactory to them.

         G. As of the Fifth Amendment Effective Date, since December 31, 2002, there shall have been: (i) no material adverse change in the business, operations, financial condition or prospects of the Loan Parties; (ii) no litigation shall have been commenced which, if successful, would reasonably be expected to have any such material adverse effect or would challenge any of the transactions contemplated by this Amendment, (iii) no dividends or other distributions to stockholders of the Parent Borrower, and (iv) no material increase in liabilities, liquidated or contingent, and no material decrease in assets, of the Loan Parties.

         H. Before and after giving effect to this Amendment, no Default or Event of Default (except for a default described in this paragraph) shall have occurred and be continuing and the Tranche C Lenders shall have received a certificate of a duly authorized officer of Parent Borrower to such effect; provided, that so long as the Tranche C Lenders and the Parent Borrower are working in good faith to consummate the transactions contemplated by this Amendment (the "CONVERSION TRANSACTION") on the terms set forth in the commitment letter dated as of February 26, 2003, between the Tranche C Lender and the Parent Borrower, this condition shall not fail to be satisfied solely as a result of (i) a payment default under the Credit Agreement, (ii) a default under Section 6.12 or Section 6.13 of the Credit Agreement occurring on or about April 1, 2003 (so long as the Leverage Ratio as of the relevant measurement date shall in no event exceed 7.50:1 and the ratio of (x) Consolidated EBITDA to (y) Consolidated Cash Interest Expense for the relevant measurement period shall in no event be less than 1.25:1), (iii) a default under Section 5.01(a) of the Credit Agreement with respect to the delivery of financial statements for the fiscal year ending December 31, 2002 and/or (iv) a default under the Credit Agreement, the Subordinated Debt Documents or the Parent Borrower's 10% Senior Subordinated Notes due October 15, 2009, in each case arising solely as a result of any default described in the preceding clauses (i) through (iii), if such default would not have occurred had the Conversion Transaction been completed immediately prior to the occurrence of such default.

         I. On or before the Fifth Amendment Effective Date, the Parent Borrower shall provide to the Administrative Agent and the Tranche C Lender the results of a recent search by a person reasonably satisfactory to the Tranche C Lender, of all effective personal property financing statements, fixture filings or other similar filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of any Loan Party, together with copies of all such filings disclosed by such search. The Parent Borrower will, and will cause each Subsidiary to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including amendments to the Security Documents and the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which the Tranche C Lender or its counsel may reasonably request in writing in order to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties.

         J. On or before the Fifth Amendment Effective Date, the Intercreditor Agreement shall have been executed by the parties thereto.

         K. On or prior to the Fifth Amendment Effective Date, Administrative Agent shall have received from the Parent Borrower, for distribution to the Tranche B Lenders executing a copy of this Amendment on or prior to 5:00 p.m. (New York City time) on March 24, 2003, a fee in an amount equal to 0.25% of the sum of such Tranche B Lenders' outstanding Tranche B Terms Loans as of the Fifth Amendment Effective Date.

         L. On or before the Fifth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found reasonably acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.

SECTION 5.        PARENT BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Parent Borrower represents and warrants to each Lender that the following statements are true, correct and complete as of the Fifth Amendment Effective Date:

         A. CORPORATE POWER AND AUTHORITY. Parent Borrower and each other Loan Party has all requisite corporate power and authority to carry on its business as now conducted, to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment, and the performance of the Amended Agreement have been duly authorized by all necessary corporate and, if required, stockholder action on the part of Parent Borrower and each other Loan Party signatory hereto.

         C. NO CONFLICT. The execution and delivery by Parent Borrower and each other Loan Party signatory hereto of this Amendment, the performance by Parent Borrower and each other Loan Party signatory hereto of the Amended Agreement and the consummation of the transactions contemplated thereby do not and will not
(i) violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Parent Borrower or any of the Subsidiaries or any order of any Governmental Authority, (ii) conflict with, result in a default under any material indenture, agreement or other instrument binding upon the Parent Borrower or any of the Subsidiaries or any of their assets, or give right to a right thereunder to require any material payment to be made by the Parent Borrower or any of the Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Parent Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents), or (iv) require any approval or consent of any Person under any contractual obligation of Parent Borrower or any of the Subsidiaries, except for such approvals or consents which have been obtained on or before the Fifth Amendment Effective Date and disclosed in writing to Lenders.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by Parent Borrower and each other Loan Party of this Amendment and the performance by Parent Borrower and each other Loan Party of the Amended Agreement do not require any consent or approval of, registration or filing with, or any other action by or before, any Governmental Authority, except such as have been obtained or made and are in full force and effect prior to the Fifth Amendment Effective Date and disclosed in writing to the Lenders.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by Parent Borrower and each other Loan Party signatory hereto and are the legally valid and binding obligations of Parent Borrower and each other Loan Party signatory hereto, enforceable against Parent Borrower and each other Loan Party signatory hereto in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, regardless of whether considered in a proceeding in equity or at law.

         F. SOLVENCY. Immediately after the consummation of the transactions to occur on the Fifth Amendment Effective Date and immediately following the making of each Tranche C Term Loan made on the Fifth Amendment Effective Date and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) no Loan Party will have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Fifth Amendment Effective Date.

         G. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article III of the Credit Agreement (considered as if already amended by this Amendment) are and will be true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         H. ANNUAL REPORT. The Parent Borrower has heretofore furnished to the Administrative Agent and the Lenders its unaudited consolidated balance sheet and statement of income and cash flows as of and for the fiscal year ended December 31, 2002. Such unaudited financial statements were prepared in accordance with GAAP applied on a consistent basis, and on that basis, present fairly, in all material respects, the financial position and results of operations and cash flows of the Parent Borrower and its consolidated subsidiaries as of such date and for such period. The Parent Borrower has heretofore furnished to the Administrative Agent and the Lenders a draft of its Annual Report for the fiscal year ended December 31, 2002. Such draft Annual Report does not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         I. NO MATERIAL ADVERSE CHANGE. Except for a default of the type described in Section 4.H of this Amendment, since December 31, 2002, nothing has occurred which would have a Material Adverse Effect.

         J. ABSENCE OF DEFAULT. Except for a default of the type described in
Section 4.H of this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

         K. RELEASE AND AFFIRMATION. Parent Borrower on and as of the Fifth Amendment Effective Date (1) has no (and it permanently and irrevocably waives and releases Administrative Agent and Lenders from any, to the extent arising on or prior to the Fifth Amendment Effective Date) defense, set off, claim or counterclaim against Administrative Agent or any Lender in regard to its obligations in respect of the Tranche A Term Loans being converted to Tranche C Term Loans on such date, the Tranche B Loans and the Revolving Loans and (2) reaffirms its obligations to pay such Tranche A Term Loans (considered in their converted form to Tranche C Term Loans, by virtue of payment of the Tranche C Term Loans into which such Loans are being converted), the Tranche B Loans and the Revolving Loans and any amounts owed with respect thereto (whether or not presently due and payable) in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents.

SECTION 6.        ACKNOWLEDGEMENT AND CONSENT

         Parent Borrower is a party to the Parent Guarantee Agreement, the Security Agreement, the Pledge Agreement and certain Mortgages, each as amended through the Fifth Amendment Effective Date, pursuant to which, and in accordance with the terms of which, Parent Borrower has (i) guaranteed the Foreign Borrower Obligations (as defined in the Parent Guarantee Agreement), (ii) granted Liens in favor of Administrative Agent on certain Collateral to secure the Obligations and (iii) mortgaged to the Administrative Agent certain real and personal property to secure the Obligations. Synchro-Start Products, Inc. ("SYNCHRO") is a party to a certain Mortgage, as amended through the Fifth Amendment Effective Date, pursuant to which Synchro has mortgaged to the Administrative Agent certain real and personal property to secure the Obligations. Each of Knowles Electronics LLC ("KE"), Knowles Intermediate Holding, Inc. ("KIH"), Emkay Innovative Products, Inc. ("EMKAY"), Knowles Manufacturing Ltd. ("KML") and Synchro is a party to the Subsidiary Guarantee Agreement, the Security Agreement and the Pledge Agreement, each as amended through the Fifth Amendment Effective Date, pursuant to which KE, KIH, Emkay, KML and Synchro have (i) guaranteed the Obligations and (ii) granted Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Parent Borrower, KE, KIH, Emkay, KML and Synchro are collectively referred to herein as the "LOAN PARTIES", and the Parent Guarantee Agreement, the Subsidiary Guarantee Agreement, the Security Agreement, the Pledge Agreement and the Mortgages are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

         Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit

Agreement effected pursuant to this Amendment. Each Loan Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent provided in the Credit Support Documents the payment and performance of all Obligations and Foreign Borrower Obligations, as applicable, including without limitation the payment and performance of all such Obligations and Foreign Borrower Obligations in respect of the Obligations of Parent Borrower and Foreign Borrower Obligations, as applicable, now or hereafter existing under or in respect of the Amended Agreement.

         Each Loan Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Loan Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents (considered as if already amended by this Amendment) to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fifth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Each Loan Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Loan Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to Section
3.1 through Section 3.8 of this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party (excluding the Parent Borrower) to any future amendments to the Credit Agreement, as amended by this Amendment.

SECTION 7.        MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (i) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Parent Borrower acknowledges that all costs, fees and expenses as described in subsection 9.03 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Parent Borrower.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 3 hereof, the effectiveness of which is governed by Section 4 hereof) shall become effective upon the execution of a counterpart hereof by Parent Borrower, Required Lenders, Tranche B Lenders holding a majority of the outstanding Tranche B Loans, the Tranche A Lenders, the Tranche C Lender, and each of the Loan Parties and receipt by Parent Borrower and Administrative Agent of written notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                  BORROWER:
                                                   KNOWLES ELECTRONICS HOLDINGS,
                                                   INC.

                                                   By:_________________________
                                                   Name:
                                                   Title:

         LOAN
         PARTIES:              KNOWLES ELECTRONICS LLC, (for
                               purposes of Section 3.9 and Section 6
                               only) as a Loan Party

                               By:______________________________
                               Name:
                               Title:

                               KNOWLES INTERMEDIATE
                               HOLDINGS, INC., (for purposes of
                               Section 3.9 and Section 6
                               only) as a Loan Party

                               By:______________________________
                               Name:
                               Title:

                               EMKAY INNOVATIVE PRODUCTS, INC.,
                               (for purposes of Section 3.9 and Section 6 only) as a Loan Party

                               By:______________________________
                               Name:
                               Title:

                               KNOWLES MANUFACTURING LTD., (for
                               purposes of Section 3.9 and Section 6 only) as a Loan Party

                               By:______________________________
                               Name:
                               Title:

                               SYNCHRO-START PRODUCTS, INC., (for
                               purposes of Section 3.9 and Section 6 only) as a Loan Party

                               By:______________________________
                               Name:
                               Title:

                               JPMORGAN CHASE BANK, Individually
                               and as Administrative Agent

                               By:______________________________
                               Name:
                               Title:

                               [_____], as Lender

                               By:______________________________
                               Name:
                               Title:

                                     ANNEX A

                                  SCHEDULE 2.01

                                                                            Domestic Revolving Loan
             Lenders                       Tranche C Commitment                   Commitment
---------------------------------------------------------------------------------------------------
Silver Oak Capital LLC                       $  35,000,000.00                   $        0.00
---------------------------------------------------------------------------------------------------
Bank of Nova Scotia                          $           0.00                   $ 1,350,000.00
---------------------------------------------------------------------------------------------------
Fleet Bank                                   $           0.00                   $ 1,350,000.00
---------------------------------------------------------------------------------------------------
Fuji Bank, Limited                           $           0.00                   $ 1,350,000.00
---------------------------------------------------------------------------------------------------
Harris Trust & Savings Bank                  $           0.00                   $ 1,350,000.00
---------------------------------------------------------------------------------------------------
Lloyds TSB Bank, PLC                         $           0.00                   $ 1,350,000.00
---------------------------------------------------------------------------------------------------
JPMorgan Chase Bank                          $           0.00                   $ 2,250,000.00
---------------------------------------------------------------------------------------------------
Morgan Stanley Senior Funding, Inc.          $           0.00                   $ 1,200,000.00
---------------------------------------------------------------------------------------------------
National City Bank                           $           0.00                   $ 2,100,000.00
---------------------------------------------------------------------------------------------------
Northern Trust Company                       $           0.00                   $ 1,350,000.00
---------------------------------------------------------------------------------------------------
Wingate Capital Limited                      $           0.00                   $ 1,350,000.00
---------------------------------------------------------------------------------------------------
Aggregate Commitments                        $     35,000,000                   $15,000,000.00
---------------------------------------------------------------------------------------------------

                                     ANNEX B

                                  Schedule 6.01
                              Existing Indebtedness

1. Ruwido Indebtedness with:

a. Erste Bank der Oesterreichischen Sparkassen AG

-----------------------------------------------------------------------------------------
Line Amount:                                  ATS 35,000,000 or Euro 2,543,549 (@13.7603)
-----------------------------------------------------------------------------------------
Outstanding at 12/31/02:                      Euro 2,019,054
-----------------------------------------------------------------------------------------
Expiration:                                   10/15/06
-----------------------------------------------------------------------------------------
Interest Rate:                                6.00%
-----------------------------------------------------------------------------------------
Interest Payment:                             Interest paid quarterly
-----------------------------------------------------------------------------------------
Principal Payment:                            At expiration
-----------------------------------------------------------------------------------------

b. Investkredit Bank AG

--------------------------------------------------------------------------------------------
Principal Amount:                             Euro 1,090,092
--------------------------------------------------------------------------------------------
Outstanding at 12/31/02:                      Euro 1,090,092
--------------------------------------------------------------------------------------------
Maturity:                                     9/30/06
--------------------------------------------------------------------------------------------
Interest Rate:                                4.95% fixed rate
--------------------------------------------------------------------------------------------
Interest Payment:                             Interest paid quarterly
--------------------------------------------------------------------------------------------
Principal Payment:                            Principal paid semi-annually beginning 3/31/03
--------------------------------------------------------------------------------------------

c. Investkredit Bank AG

--------------------------------------------------------------------------------------------
Principal Amount:                             ATS 10,000,000 or Euro 726,728 (@13.7603)
--------------------------------------------------------------------------------------------
Outstanding at 12/31/02:                      Euro 565,234
--------------------------------------------------------------------------------------------
Maturity:                                     6/30/06
--------------------------------------------------------------------------------------------
Interest Rate:                                4.75% fixed rate
--------------------------------------------------------------------------------------------
Interest Payment:                             Interest paid quarterly
--------------------------------------------------------------------------------------------
Principal Payment:                            Principal paid semiannually beginning 6/28/02
--------------------------------------------------------------------------------------------

                                                                         ANNEX C

                  INTERCREDITOR AGREEMENT dated as of March, 2003, among KNOWLES ELECTRONICS HOLDINGS, INC. (formerly known as Knowles Electronics, Inc.), a Delaware corporation (the "Parent Borrower"), each Subsidiary of the Parent Borrower listed on the signature pages hereto (each such Subsidiary, individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"; the Borrower and the Subsidiary Guarantors are referred to collectively herein as the "Grantors"), JPMORGAN CHASE BANK, a New York banking corporation (formerly known as The Chase Manhattan Bank) ("JPMCB"), as Administrative Agent for the Lenders under the Existing Credit Agreement (as defined below) and the other Loan Documents, and SILVER OAK CAPITAL LLC (the "Tranche C Lender").

         Reference is made to (a) the Credit Agreement dated as of June 28, 1999, as amended and restated as of July 21, 1999, and as further amended as of December 23, 1999, April 10, 2000, December 12, 2001 and May 10, 2002 (as
further amended, supplemented or otherwise modified from time to time, including pursuant to the Fifth Amendment referred to herein, the "Existing Credit Agreement"), among the Parent Borrower, the several lenders from time to time parties thereto (the "Lenders") and JPMCB, as administrative agent and (b) the Security Documents (as defined in the Existing Credit Agreement). Capitalized terms used herein have the meanings specified in Section 10 hereof.

         Pursuant to the Security Documents, the Grantors have granted to the Administrative Agent for the ratable benefit of the Secured Parties security interests in the Collateral to secure the payment and performance of the Obligations. To induce the Tranche B Lenders and Revolving Lenders to approve the Fifth Amendment (and as a condition to the effectiveness thereof), each of the Grantors and the Tranche C Lender have agreed to enter into this Agreement to provide for certain rights and obligations with respect to the Collateral. In approving the Fifth Amendment, each of the Tranche B Lenders and Revolving Lenders that is a party thereto is relying on the undertakings of each of the Grantors and the Tranche C Lender as set forth herein.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Grantors, JPMCB, in its capacity as Administrative Agent, on behalf of itself and the First Priority Secured Parties, and the Tranche C Lender, on behalf of itself and the other Second Priority Secured Parties, hereby agree as follows:

         SECTION 1. Priority of Liens. (a) Notwithstanding that the Security Documents provide for the grant by the Grantors of Liens on the Collateral to the Administrative Agent to secure all the Obligations for the ratable benefit of the Secured Parties, each of the parties hereto and, by acceptance of the benefits of this Agreement and the Security Documents, each Secured Party agrees that (i) the parties intend that the Security Documents shall be construed to create, and shall be deemed to create as between the Lenders, first-priority Liens securing the First Priority Secured Obligations and second-priority Liens securing the Second Priority Secured Obligations, and, accordingly, (ii) all Liens on the Collateral (A) securing the First Priority Secured Obligations shall be and remain first-priority Liens, senior in all respects and prior to all Liens on the Collateral securing the Second Priority Secured Obligations and
(B) securing the Second Priority Secured Obligations shall be and remain second-priority Liens, junior in all respects to all Liens on the Collateral securing the First Priority Secured Obligations, in each case whether or not any such Liens are subordinated to any other Lien securing any obligation of the Parent Borrower or any Subsidiary Guarantor. In that connection, and notwithstanding the date, manner or order of grant, attachment or perfection of any financing statement or any Liens granted to the Administrative Agent or the Secured Parties under, or any other provision of, the Security Documents or the Existing Credit Agreement (or any actual or alleged defect or deficiency in any of the foregoing) and notwithstanding any provision of the Uniform Commercial Code as enacted by any state or any applicable law or any other circumstance whatsoever, each Second Priority Secured Party hereby agrees that (x) any Lien on the Collateral securing any First Priority Secured Obligations now or hereafter held by or on behalf of the Administrative Agent or any First Priority Secured Party shall be senior in all respects and shall be a first-priority Lien, prior to any Lien on the Collateral securing any of the Second Priority Secured Obligations, and (y) any Lien on the Collateral securing any Second Priority Secured Obligations now or hereafter held by or on behalf of the Administrative Agent or any Second Priority Secured Party shall be junior in all respects to the Liens on the Collateral securing the First Priority Secured Obligations and shall be a second-priority Lien.

         (b) The Second Priority Secured Parties acknowledge that a portion of the First Priority Secured Obligations represent Indebtedness that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the First Priority Secured Obligations may be modified, extended or amended from time to time, and the aggregate amount of the First Priority Secured Obligations may be increased, replaced or refinanced, all without notice to or consent by the Second Priority Secured Parties (other than as expressly provided in the Existing Credit Agreement) and without affecting the provisions hereof. The priorities provided in Section 1(a) shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, replacement, renewal, restatement or refinancing of either the First Priority Secured Obligations or the Second Priority Secured Obligations, or any portion thereof, nor by any action that the First Priority Secured Parties or the Second Priority Secured Parties may take or fail to take in respect of the Collateral.

         SECTION 2. Exercise of Remedies; Determinations Relative to Collateral.
(a) The Administrative Agent shall have the exclusive right to enforce rights, exercise remedies and make determinations regarding the release, disposition or restrictions, in each case, with respect to the Collateral, pursuant to the Security Documents, as instructed by the Required Lenders; provided that the foregoing shall not be construed to prohibit the exercise by the Administrative Agent of rights and remedies under the Security Documents that it is entitled to and elects to exercise. In exercising rights and remedies with respect to the Collateral, the Administrative Agent may enforce the provisions of the Security Documents and exercise remedies thereunder, all in such order and in such manner as it may determine or as instructed by the Required Lenders. Such exercise and enforcement shall include the rights of an agent appointed by the Administrative Agent to sell or otherwise dispose of the Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction. The Administrative Agent shall not have any liability for any action taken or not taken by it with the consent or at the request of the Required Lenders (or, if the consent of all Lenders is required under the Loan Documents, all Lenders). The Administrative Agent shall not be obligated to take any action under this Agreement or any Security Document except for the performance of such duties as are specifically set forth herein or therein. Subject to the provisions of this Agreement, the Administrative Agent shall take any action under or with respect to the Security Documents that is requested by the Required Lenders and that is not inconsistent with or contrary to the provisions of this Agreement or the Security Documents. The Administrative Agent may take, but shall have no obligation to take, any and all such actions under the Security Documents or any of them, or otherwise as it shall deem to be in the best interests of the Secured Parties in order to maintain the Collateral and protect and preserve the Collateral and the rights of the Secured Parties.

         (b) (i) Each Second Priority Secured Party agrees that in the event a proceeding under Chapter 11 of Title 11 of the U.S. Code (the "Bankruptcy Code") or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law (collectively, "Bankruptcy Laws") shall be commenced by or against any Grantor, and a Second Priority Secured Party shall, upon seeking adequate protection as provided in Section 363 of the Bankruptcy Code, realize any payment in respect of the Collateral as a result of such adequate protection, such Second Priority Secured Party agrees, prior to the payment and satisfaction in full of the First Priority Secured Obligations, to (i) hold such payment in trust and in escrow and (ii) transfer such payment (other than additional Liens with respect to the Collateral) to the Administrative Agent upon the earlier to occur of (A) the conclusion of such proceeding and (B) the sale or liquidation of all or substantially all the assets of the Parent Borrower and the distribution of the proceeds therefrom, to be applied by the Administrative Agent in accordance with this Agreement. All payments received as a result of such adequate protection, including additional assets subject to additional or replacement Liens, shall be deemed to be Collateral or proceeds of Collateral for purposes of this Agreement and the Security Documents to be held in trust in accordance with this Section 2(b).

         (ii) The Secured Parties hereby further agree that upon the conversion of any such proceeding under Chapter 11 of the Bankruptcy Code to a proceeding under Chapter 7 of the Bankruptcy Code, the Second Priority Secured Parties will transfer any payments held in escrow pursuant to Section 2(b)(i) to the Administrative Agent, for distribution to the First Priority Secured Parties, and the Administrative Agent will hold such payments in trust until distribution in accordance with this Section 2(b)(ii). Upon receipt of an Assignment and Acceptance described in the next sentence, the Administrative Agent shall distribute such payments ratably among the First Priority Secured Parties, and each First Priority Secured Party receiving any portion of such payment shall apply the payment as the purchase price payable by the Second Priority Secured Parties for the purchase of an assignment of a corresponding amount of First Priority Secured Obligations then due and owing to that First Priority Secured Party under the Loan Documents. The First Priority Secured Parties and the Second Priority Secured Parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, with such changes as are necessary, and upon the delivery of such Assignment and Acceptance (which shall have an effective date as of the date of receipt by a First Priority Secured Party of its portion of such transferred payment), the Administrative Agent shall accept such Assignment and Acceptance and promptly record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this
Section 2(b)(ii). Upon the assignment of such First Priority Secured Obligations to the Second Priority Secured Parties, such First Priority Secured Obligations shall be continued as and converted to, and shall thereafter be deemed for all purposes of this Agreement (but not for any purpose under the Existing Credit Agreement) to be, Second Priority Secured Obligations. The Parent Borrower expressly consents to the foregoing arrangement and agrees that any purchaser of an assignment so purchased may, subject to the terms of this Agreement, exercise any and all rights of a Lender as to such assignment as fully as if that Lender had complied with the provisions of Section 9.04 of the Existing Credit Agreement with respect to such assignment.

         SECTION 3. Application of Proceeds; Payments Over. (a) Prior to the payment and satisfaction in full of the First Priority Secured Obligations, if an Event of Default has occurred and is continuing, the Administrative Agent shall apply the Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral in the following order of priority:

         FIRST, to the payment in full of all amounts owed to the Administrative Agent pursuant to this Agreement or the Security Documents, to the extent not previously paid;

         SECOND, to the payment in full of the First Priority Secured Obligations (the amounts to be distributed among the First Priority Secured Parties pro rata in accordance with the amount of the First Priority Secured Obligations owed to them on the date of any such distribution), until the First Priority Secured Obligations have been paid and satisfied in full;

         THIRD, to the payment in full of the Second Priority Secured Obligations (the amounts to be distributed among the Second Priority Secured Parties pro rata in accordance with the amount of the Second Priority Secured Obligations owed to them on the date of any such distribution), until the Second Priority Secured Obligations have been paid and satisfied in full; and

         FOURTH, the balance, if any, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

         (b) Each Second Priority Secured Party hereby agrees that if at any time that an Event of Default has occurred and is continuing it shall obtain possession of any of the Collateral, or shall realize any payment in respect of the Collateral or the proceeds thereof, in either case prior to the time when the First Priority Secured Obligations have been paid and satisfied in full, then it shall hold such Collateral or payment in trust for the First Priority Secured Parties and transfer such Collateral or payment, as the case may be, to the Administrative Agent, at its request; provided that the Second Priority Secured Parties shall not be required to transfer interest payments in respect of the Tranche C Term Loans prior to acceleration of the Loans or the occurrence of an Event of Default pursuant to 7.01(h) or (i) of the Existing Credit Agreement. If, at any time, all or part of any payment with respect to the First Priority Secured Obligations previously made is rescinded for any reason whatsoever, the Second Priority Secured Parties shall promptly pay over to the Administrative Agent any payment received by any of them in respect of the Collateral and shall promptly turn any Collateral then held by any of them over to the Administrative Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the payment and satisfaction in full of the First Priority Secured Obligations.

         SECTION 4. Information Concerning Financial Condition of Parent Borrower and the Subsidiary Guarantors. The First Priority Secured Parties, on the one hand, and the Second Priority Secured Parties, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Parent Borrower and the Subsidiary Guarantors and all endorsers and/or guarantors of the Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Obligations. The Administrative Agent and the First Priority Secured Parties shall have no duty to advise the Second Priority Secured Parties of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the Administrative Agent or any of the First Priority Secured Parties, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second Priority Secured Parties, it or they shall be under no obligation (w) to make, and the Administrative Agent, and the First Priority Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

         SECTION 5. Reliance. The consent by the Tranche B Lenders and Revolving Lenders to the execution and delivery of the Fifth Amendment to permit the Second Priority Secured Obligations to be secured by the Liens on the Collateral granted under the Security Documents, and all loans and other extensions of credit made or deemed made on and after the date hereof by the First Priority Secured Parties to the Parent Borrower or any other Grantor, shall be deemed to have been given and made in reliance upon this Agreement. Each Second Priority Secured Party, acknowledges that it has, independently and without reliance on the Administrative Agent or any First Priority Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Fifth Amendment, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the Existing Credit Agreement or this Agreement.

         SECTION 6. No Warranties or Liability. Each Second Priority Secured Party acknowledges and agrees that each of the Administrative Agent and the First Priority Secured Parties has made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Security Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The First Priority Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate, and the First Priority Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Priority Secured Parties have in the Collateral or otherwise, in each case except as otherwise provided in this Agreement and the Security Documents.

         SECTION 7. Obligations Unconditional. All rights, interests, agreements and obligations of the Administrative Agent and the Secured Parties hereunder shall remain in full force and effect irrespective of:

         (a)      any lack of validity or enforceability of any Loan Documents;

         (b) any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Priority Secured Obligations or the Second Priority Secured Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the Existing Credit Agreement or any other Loan Document;

         (c) any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Priority Secured Obligations or the Second Priority Secured Obligations or any guarantee thereof;

         (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Parent Borrower or any other Grantor; or

         (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Parent Borrower or any other Grantor in respect of the First Priority Secured Obligations or of the Second Priority Secured Parties in respect of this Agreement.

         SECTION 8. Set-offs. (a) Notwithstanding Section 2.18 of the Existing Credit Agreement, if, prior to the payment and satisfaction in full of the First Priority Secured Obligations, any First Priority Secured Party shall, by exercising any right of set-off, counterclaim or similar right in respect of Collateral, obtain payment in respect any principal of or interest on any of its Revolving Loans, Term Loans or participations in LC Disbursements and Swingline Loans and accrued interest thereon greater than the proportion received by any other Lender, then such First Priority Secured Party shall only be required to purchase participations in the Revolving Loans, Term Loans or participations in LC Disbursements or Swingline Loans of the other First Priority Secured Parties to the extent necessary so that the benefit of all such payments in respect of Collateral shall be shared by the First Priority Secured Parties ratably in accordance with the aggregate amount principal of and accrued interest on their respective Revolving Loans, Term Loans and participations in LC Disbursements and Swingline Loans, and no sharing of such payments shall be required with any Second Priority Secured Party in respect of the Second Priority Secured Obligations.

         (b) If any Second Priority Secured Party shall, by exercising any right of set-off, counterclaim or similar right in respect of Collateral, obtain payment in respect of any principal of or interest on any of its Second Priority Secured Obligations and accrued interest thereon prior to the payment and satisfaction in full of the First Priority Secured Obligations, such Second Priority Secured Party shall promptly cause such amounts to be delivered to or put in the custody, possession or control of the Administrative Agent for disposition or distribution in accordance with the provisions of Section 3(a).

         (c) For the avoidance of doubt, for purposes of the Security Documents, the parties acknowledge and agree that cash and cash accounts (including Notice Deposit Accounts and the Collection Deposit Accounts, as such terms are defined in the Security Agreement) shall be deemed to be Collateral.

         SECTION 9. Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the Security Documents, the provisions of this Agreement shall govern.

         SECTION 10. Definitions. Capitalized terms used but not defined herein shall have the meaning assigned to them in the Existing Credit Agreement. As used herein, the following terms shall have the meanings set forth below:

         "Bankruptcy Code" has the meaning given to such term in Section 2(b) of this Agreement.

         "Bankruptcy Laws" has the meaning given to such term in Section 2(b) of this Agreement.

         "Credit Agreement" means the Existing Credit Agreement and all other Loan Documents (as defined therein) and any amendments, supplements, modifications, extensions, renewals, restatements or refundings thereof and any indentures or credit facilities or commercial paper facilities with banks or other institutional lenders that replace, refund or refinance any part of the loans, notes, other credit facilities or commitments thereunder, including any such replacement, refunding or refinancing facility or indenture that increases the amount borrowable thereunder or alters the maturity thereof.

         "Credit Facilities" means one or more debt facilities (including the Credit Agreement) or commercial paper facilities providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, or any debt securities or other form of debt financing (including convertible or exchangeable debt instruments), in each case, as amended, supplemented, modified, extended, renewed, restated or refunded in whole or in part from time to time.

         "Fifth Amendment" means the Limited Waiver and Fifth Amendment to the Existing Credit Agreement dated as of March 25, 2003.

         "First-Lien Credit Facilities" means (a) the Credit Facilities provided pursuant to the Credit Agreement and (b) any other Credit Facility that refinances, replaces, renews or refunds the Credit Agreement.

         "First Priority Secured Obligations" means the Obligations payable under or in respect of the Credit Agreement, any other First-Lien Credit Facility and all Future Other First Priority Obligations, in each case other than the Second Priority Secured Obligations.

         "First Priority Secured Parties" means all the Secured Parties other than the Second Priority Secured Parties.

         "Future Other First Priority Obligations" means all obligations of any Grantor to a First Priority Secured Party in respect of a Hedging Agreement entered into with any counterparty that is a First Priority Secured Party (or an Affiliate of a First Priority Secured Party) at the time such Hedging Agreement is entered into.

         "Insolvency or Liquidation Proceeding" means (a) any voluntary or involuntary case or proceeding under any Bankruptcy Law with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of their respective assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

         "Second Priority Secured Obligations" means (i) Obligations in respect of the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding) on the Tranche C Term Loans, when and as due, whether at maturity or by acceleration and (ii) all other Obligations owed to any of the Second Priority Secured Parties arising out of their holding the Tranche C Term Loans or otherwise in their capacity as a Second Priority Secured Party.

         "Second Priority Secured Parties" means (i) the Tranche C Lender, (ii) each counterparty to a Hedging Agreement entered into with any Borrower or other Loan Party if such counterparty was the Tranche C Lender (or an Affiliate of the Tranche C Lender) at the time such Hedging Agreement was entered into, (iii) the Tranche C Lender and each of its Related Parties, in each case in respect of their rights to indemnification and reimbursement of expenses under any Loan Document (in their capacity as Tranche C Lender or by reason of being a Related Party of the Tranche C Lender in its capacity as such, as applicable) and (iv) the successors and assigns of the foregoing. If and so long as the Person that is the Tranche C Lender is also a Tranche B Lender or a Revolving Lender, (a) references in this definition shall be construed to refer to such Person only in its capacity as the holder of the Tranche C Term Loan and
(b) references in clause (ii) of this definition to a Hedging Agreement shall be construed to refer only to Hedging Agreements that hedge interest rates in respect of the Tranche C Term Loan.

         SECTION 11. Status of Agreement. This Agreement shall constitute a Security Document for all purposes under the Credit Agreement. This Agreement shall terminate upon the payment and satisfaction in full of the First Priority Secured Obligations.

         SECTION 12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 13. Further Assurances. Each of the parties hereto agrees to execute such further documentation and take such further action as shall be reasonably necessary to fully effectuate the provisions of this Agreement.

         SECTION 14. Amendments, Waivers, etc. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Grantor, the Administrative Agent, Lenders holding two-thirds of the Secured Obligations and the Tranche C Lender. Neither this Agreement nor any provision hereof may be waived, discharged or terminated orally, but only by a statement or instrument in writing signed by the party or parties against which enforcement of the waiver, discharge or termination shall be sought.

         SECTION 15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, each Secured Party and their respective successors and assigns. Each Secured Party, by accepting the benefits of this Agreement, the Existing Credit Agreement and the Security Documents, shall be deemed to have agreed to be bound by the provisions of this Agreement.

         SECTION 16. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         SECTION 17. Counterparts. This Agreement may be executed in more than one counterpart, each of which shall constitute an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

         SECTION 18. Headings. The section headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning or construction of any provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers, all as of the day and year first above written.

                                             KNOWLES ELECTRONICS HOLDINGS,
                                             INC.,

                                               by
                                                      __________________________
                                                      Name:
                                                      Title:

                                             KNOWLES ELECTRONICS LLC,

                                               by
                                                      __________________________
                                                      Name:
                                                      Title:

                                             KNOWLES INTERMEDIATE HOLDINGS,
                                             INC.,

                                               by
                                                      __________________________
                                                      Name:
                                                      Title:

                                             EMKAY INNOVATIVE PRODUCTS, INC.,

                                               by
                                                      __________________________
                                                      Name:
                                                      Title:

                                             KNOWLES MANUFACTURING LTD.,

                                               by
                                                      __________________________
                                                      Name:
                                                      Title:

                                             SYNCHRO-START PRODUCTS, INC.,

                                               by
                                                      __________________________
                                                      Name:
                                                      Title:

                                             JPMORGAN CHASE BANK, as
                                             Administrative Agent,

                                               by
                                                      __________________________
                                                      Name:
                                                      Title:

                                             SILVER OAK CAPITAL LLC, as
                                             Tranche C Lender,

                                               by
                                                      __________________________
                                                      Name:
                                                      Title: